INVESTMENT MANAGER
EquitiLink International Management Limited
Union House, Union Street
St. Helier, Jersey, Channel Islands

INVESTMENT ADVISER
EquitiLink Australia Limited
190 George Street
Sydney, NSW 2000, Australia

CONSULTANT
Wood Gundy, Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada

ADMINISTRATOR
Princeton Administrators, L.P.
Box 9011
Princeton, New Jersey 08543

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266

AUCTION AGENT
Chemical Bank
55 Water Street
New York, New York 10041

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Dechert Price & Rhoads
477 Madison Avenue
New York, New York 10022

Freehill, Hollingdale and Page
19-29 Martin Place
Sydney, NSW 2000, Australia

                                    Box 9011
                              Princeton, NJ 08543
                                 (609) 282-4600


 The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                 1-800-543-6217


 This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.



 THE FIRST
 COMMONWEALTH
 FUND, INC.


 ANNUAL REPORT
 OCTOBER 31, 1995

                           HIGHLIGHTS OF THIS REPORT



- SHARE PRICE RETURN OF 20.7% OVER THE PAST TWELVE MONTHS (WITH DIVIDENDS

  REINVESTED).



- NET ASSET VALUE UP BY 19.7% OVER THE PAST TWELVE MONTHS (ASSUMING REINVESTMENT

  OF DIVIDENDS).



- CASH DISTRIBUTION RATE OF 9.3% OVER PAST TWELVE MONTHS.



- 90% RATED AAA OR AA.

-------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS

-------------------------------------------------------------------





                                                               December 15, 1995



Dear Shareholder:



 We are pleased to present our Annual Report to shareholders for the year ended

October 31, 1995. The report includes a summary of developments in fixed-income and currency markets in Australia, Canada, New Zealand and the United Kingdom.



 Moderating economic growth in the Commonwealth countries has provided an environment for strengthening bond markets over the past twelve months. The

Australian bond market participated in the global bond market rally. Over the twelve months ended October 31, 1995, Australian government ten-year bond yields had moved to 8.8% from 10.5% at October 31, 1994. Evidence that the Reserve Bank of Australia's anti-inflation stance was slowing economic growth and signs of an improving current account deficit underpinned the bond market's buoyancy.



 The New Zealand and Canadian fixed-income markets also participated in the global bond market rally. In New Zealand, softer price data and an easing by the central bank provided favorable conditions for the bond market. Canadian bond market conditions were sensitive to the Quebec referendum. The market made good gains after the narrow defeat of the referendum as the focus shifted back to generally positive economic fundamentals. Economic growth moderated in the UK over the past year. Concerns over the inflation outlook and the budgetary policies placed pressure on bond yields in the three months ended October 31,

1995. However, stronger European markets and expectations that the Bank of

England may ease official interest rates saw Gilts stronger towards the end of the quarter.



 Assuming reinvestment of dividends, the Fund's Net Asset Value rose by 7.5%

over the quarter, by 11.2% over the six months and by 19.7% over the twelve months ended October 31, 1995. The Fund's share price was $11.125 at the beginning of the quarter and had risen to $11.375 at October 31, 1995. The

Fund's share price return, assuming reinvestment of dividends, was 4.6% over the quarter, 14.8% over the past six months and 20.7% over the past year.



 The Fund continues to pay a monthly cash distribution of US$0.0875 per share.

The level of the distribution is reviewed on a regular basis, with the next review scheduled for the Board of Directors' meeting to be held in March 1996.

The Board's policy is to facilitate payment of a stable monthly distribution out of current income and to supplement with realized capital gains if required.



 Distributions to common shareholders over the past twelve months totalled

US$1.0625, consisting of twelve payments of US$0.0875 per share and one special dividend of US$0.0125 per

share paid in January 1995. Based on the October 31,1995 share price of

US$11.375, this represents a cash distribution rate of 9.3% over the past year.

Since all distributions are paid after the deduction of applicable Australian,

Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.



 The Fund continues to maintain a high quality portfolio, with over 90% of the

Fund's assets invested in securities where either the issue or the issuer is rated at least AA. There are no securities in the portfolio where either the issue or the issuer are rated less than A.

-------------------------------------------------------------------

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

-------------------------------------------------------------------



 We again invite you to consider joining the shareholders who currently participate in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan

(the "Plan"), which allows you to automatically reinvest your dividends in shares of the Fund's common stock. If the market price, plus any applicable brokerage commissions, equals or exceeds the net asset value on the payment date, participants will receive new shares issued by the Fund at a discount of up to 5% from the market price. If the market price is less than the net asset value, plus any applicable brokerage commissions, on the payment date,

participants receive shares purchased at market price. Distributions pursuant to the Plan are taxable to the same extent as are cash dividends.



 The Plan also enables you to make optional cash investments in Fund shares through the Plan Agent at favorable commission rates. You may invest in any amount of at least $100 monthly. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about the fifteenth of each month.



Other advantages of participation in the Plan include:



- LOWER COSTS - You will build holdings in the Fund automatically, at reduced or no brokerage cost.



- CONVENIENCE - You will receive a detailed account statement from State Street

  Bank and Trust Company, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, as well as the total shares of record held by you and by the Plan Agent for you.



- SAFETY - As long as you participate in the Plan, State Street Bank and Trust

  Company, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates.



 Further information can be obtained by contacting State Street Bank and Trust

Company, P.O. Box 8200, Boston, MA 02266, Tel: 1-800-426-5523.



IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME:



 If you wish to participate and your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate on your behalf. If your nominee is unable to participate, you should request it to re-register your shares in your own name which will enable you to participate in the Plan.





TOLL FREE INFORMATION



 Information on The First Commonwealth Fund, Inc. is available by telephoning toll-free, 1-800-543-6217 in the United States. Available information includes weekly updates of share price, NAV, and details of recent distributions.







Yours sincerely,









Sir Roden Cutler                                 Laurence S. Freedman

Chairman                                         President

-------------------------------------------------------------------

                        REPORT OF THE INVESTMENT MANAGER

-------------------------------------------------------------------





PERFORMANCE





DISTRIBUTIONS



 The Fund continues to pay a monthly cash distribution of US$0.0875 per share.

The level of the distribution is reviewed on a regular basis, with the next review scheduled for the Board of Directors' meeting to be held in March 1996.

The Board's policy is to facilitate payment of a stable monthly distribution out of current income and to supplement with realized capital gains if required.



 Based on the October 31, 1995 share price of US$11.375 and total distributions of US$1.0625 paid over the twelve months to that date, the shares offered an annual cash distribution rate of 9.3%. Since all distributions are paid after the deduction of applicable Australian, Canadian, New Zealand and United Kingdom

withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.



 For Federal income tax purposes, the Board has determined that US$0.018760 of the US$0.0875 per common share monthly distribution paid in October 1995 will be characterized as long-term capital gains. Shareholders are advised to rely only on Form 1099-DIV, which will be sent January 1996, for definitive information with respect to the tax treatment of the Fund's distributions.





NET ASSET VALUE (NAV) PERFORMANCE



 The NAV per share at October 31, 1995 was US$13.13. Assuming reinvestment of distributions, the Fund achieved a 7.5% NAV return over the past three months, a

11.2% NAV return over the past six months and 19.7% over the past twelve months.

At the date of this report, the NAV was US$13.07.





SHARE PRICE PERFORMANCE



 As of October 31, 1995, the share price as quoted on the New York Stock

Exchange was US$11.375, which represents a discount of 13.4% to the then current

NAV of US$13.13. Total investment return, based on the Fund's share price and assuming reinvestment of dividends, was 4.6% over the quarter, 14.8% over the past six months and 20.7% over the year to October 31, 1995. At the date of this report, the share price was US$11.375, representing a 13.0% discount to NAV.





AUCTION MARKET PREFERRED STOCK (AMPS)



 The Fund's US$30 million in AMPS continues to be well bid at the weekly auctions, maintaining a lower interest rate on average compared to the 30-day commercial paper rate. Weighted average auction results were 5.6% for the quarter ended October 31, 1995, compared with 5.9% for 30-day commercial paper over the same period.

PORTFOLIO COMPOSITION



 The geographical composition of the portfolio, expressed as a percentage of the

Fund's total investments, is summarized in the following table and chart.





    TABLE 1: THE FIRST COMMONWEALTH FUND, INC. - GEOGRAPHIC ASSET ALLOCATION







                 COMMENCEMENT OF OPERATIONS

                    (FEBRUARY 28, 1992)      OCTOBER 31, 1992  OCTOBER 31, 1993  OCTOBER 31, 1994  OCTOBER 31, 1995

---------------------------------------------------------------------------------------------------------------------






 Australia                44.7%                   48.7%             48.0%             44.7%             41.4%

---------------------------------------------------------------------------------------------------------------------



 Canada                   17.9%                   27.3%             26.7%             27.5%             30.7%

---------------------------------------------------------------------------------------------------------------------



 New Zealand                 -                     1.4%              3.4%              4.2%              4.7%

---------------------------------------------------------------------------------------------------------------------



 United Kingdom           36.4%                   22.1%             21.3%             22.7%             22.6%

---------------------------------------------------------------------------------------------------------------------



 United States*            1.0%                    0.5%              0.6%              0.9%              0.6%

---------------------------------------------------------------------------------------------------------------------



 TOTAL FUND              100.0%                  100.0%            100.0%            100.0%            100.0%

---------------------------------------------------------------------------------------------------------------------






*It is the policy of the Manager to maintain a portion of the Fund's investments in US short-term securities to cover dividend payments and expenses.


Asset Allocation as of October 31, 1995

A pie chart illustrating the following percentages:

Australia       41.4%
United States   0.6%
United Kingdom  22.6%
New Zealand     4.7%
Canada          30.7%

MATURITY COMPOSITION



 The maturity composition of the portfolio as of October 31, 1995 is summarized in the table below. At October 31, 1995, the average maturity of the Fund's assets was 7.3 years, compared with 7.5 years at July 31, 1995 and 7.3 years at

October 31, 1994. Overall, the Fund remains well positioned in medium- to long-term maturities in each market.





  TABLE 2: THE FIRST COMMONWEALTH FUND, INC. - MATURITY ANALYSIS - OCTOBER 31,

                                      1995







                  LESS THAN 1 YEAR   1 - 5 YEARS   5 - 10 YEARS  OVER 10 YEARS



--------------------------------------------------------------------------------






 Australia             8.0%             19.0%         54.6%         18.4%



--------------------------------------------------------------------------------



 Canada                4.8%             22.2%         47.9%         25.1%



--------------------------------------------------------------------------------



 New Zealand          10.9%             38.9%         50.2%            -



--------------------------------------------------------------------------------



 United Kingdom        4.0%             12.5%         38.1%         45.4%



--------------------------------------------------------------------------------



 United States       100.0%               -             -              -



--------------------------------------------------------------------------------



 TOTAL FUND            6.8%             19.4%         48.2%         25.6%



--------------------------------------------------------------------------------








 The Fund's sectoral exposure is spread between the various securities offered in the Commonwealth fixed- income markets and is summarized in the table following.





TABLE 3: THE FIRST COMMONWEALTH FUND, INC. - SECTORAL COMPOSITION - OCTOBER 31,

                                      1995







                  SOVEREIGN    STATE/                           CASH OR

                    GOVT.     PROVINCE  EUROBOND   CORPORATE   EQUIVALENT



--------------------------------------------------------------------------






 Australia         15.5%      11.2%       5.6%       7.4%        1.7%



--------------------------------------------------------------------------



 Canada            11.0%       5.9%      10.1%       2.5%        1.2%



--------------------------------------------------------------------------



 New Zealand        2.4%         -        0.5%       1.3%        0.5%



--------------------------------------------------------------------------



 United Kingdom     7.4%         -       14.6%         -         0.6%



--------------------------------------------------------------------------



 United States        -          -          -          -         0.6%



--------------------------------------------------------------------------



 TOTAL FUND        36.3%      17.1%      30.8%      11.2%        4.6%



--------------------------------------------------------------------------




QUALITY OF INVESTMENTS



 At October 31, 1995, 90% of the Fund's assets are invested in securities where either the issue or the issuer is rated at least "AA" by Moody's Investors

Service, Inc. or Standard & Poor's Corporation. The remainder of the Fund was invested in "A" rated securities (see Table 4).





  TABLE 4: THE FIRST COMMONWEALTH FUND, INC. - ASSET QUALITY - OCTOBER 31, 1995





                    AAA       AA        A



---------------------------------------------






 Australia        72.4%    24.8%      2.8%



---------------------------------------------



 Canada           42.2%    41.0%     16.8%



---------------------------------------------



 New Zealand      56.9%    43.1%        -



---------------------------------------------



 United Kingdom   33.7%    51.0%     15.3%



---------------------------------------------



 TOTAL FUND       53.4%    36.7%      9.9%



---------------------------------------------




Quality Of Assets as of October 31, 1995

A pie chart illustrating the following percentages:

AAA  53.4%
AA   36.7%
A     9.9%

-------------------------------------------------------------------

               ECONOMIC, FIXED-INCOME AND CURRENCY MARKET REVIEW

-------------------------------------------------------------------





AUSTRALIA



 Economic growth has moderated after peaking in the second half of 1994.

Australia's September quarter National Accounts showed annual growth of 3.3%.

While forward indicators suggest further moderation over the next three months or so, there are some tentative signs amongst leading activity indicators of a stronger growth outlook for 1996. The underlying inflation rate breached the

Reserve Bank's 2% to 3% target range in the September quarter, posting an annual gain of 3.1%. Headline inflation is running at over 5% reflecting, in part,

higher mortgage interest charges as a result of previous monetary policy moves.

Taxation changes have also boosted both the headline and underlying inflation rates. The Reserve Bank has indicated that monetary policy will remain firm.



 The Australian bond market rallied strongly over the past quarter, with

Government ten-year bonds falling from 9.4% to a low of 8.3%. The strength reflected the positive global bond market environment and favorable domestic economic fundamentals. Higher inflation data released in October pushed up yields, with ten-year Government bonds finishing the quarter trading around

8.8%. Australian bonds continue to provide substantially higher yields than comparable United States fixed-income securities.



 Over the twelve months to the end of October, the Australian dollar appreciated by 2.4% against the US dollar. In the quarter ended October 31, 1995, the

Australian dollar rose by 3.0% against the US dollar. The stronger Australian dollar trend reflects the sharp improvement in monthly current account deficit,

a firmer outlook for commodity prices and supportive short-term interest rates.

At the end of October, the currency was trading at US$0.7605 and at the date of this report it was at US$0.7400.





CANADA



 Economic growth in Canada has slowed during the second quarter of 1995. Leading indicators point to a tentative recovery, although growth remains soft.

Inflation is subdued. After moving towards the top half of the Bank of Canada's

2% to 3% target band in the first half of the year, inflation has responded to slowing growth and now appears to be drifting lower. Currently, headline inflation is 2.3% per annum.



 Positive bond market fundamentals were largely overshadowed by Quebec referendum concerns in the most recent quarter. The fixed-income market weakened towards the end of October as the separatist case gained support. In the event,

the referendum was defeated by a very slender margin, and markets settled with ten-year bonds retracing their losses and the Bank of Canada moved to ease monetary policy. Continued fiscal policy reforms and positive economic growth and inflation fundamentals should encourage a stronger outlook for Canadian bonds.



 Following the Quebec referendum, the currency market recovered somewhat.

Continued positive Dollar Bloc sentiment also supported the currency. Over the three months to October 31, the Canadian dollar appreciated by 2.1% against the

US dollar and over the twelve months to October 31, the currency appreciated by

0.6%. At the end of October, the currency was trading at US$0.7443 and at the date of this report it was at US$0.7273.





NEW ZEALAND



 Tight monetary conditions in New Zealand are proving effective in slowing growth from the rapid pace of 1994. September quarter inflation was at the top end of the Reserve Bank of New Zealand's 0% to 2% target range and could represent the peak in the current inflation cycle. The Bank has allowed monetary conditions to ease as it expects inflation to trend lower.



 After weakening in the early part of the quarter, the New Zealand bond market rallied strongly in line with global markets. Government ten-year bond yields fell to 7.2% by the end of October. Economic fundamentals remain positive for the New Zealand bond market. New Zealand Government ten-year bonds yields remain significantly below those available in Australia.



 After its strong performance during 1994 and the first half of 1995, the New

Zealand dollar has lost some momentum over recent months. Expectations of slower growth and the Reserve Bank's decision to ease monetary policy have removed some of the currency's appeal to foreign investors. Over the past twelve months, the

New Zealand
dollar appreciated by 7.2% against the US dollar. Over the three months to

October, the currency depreciated by 2.1% against the US dollar. At the end of

October, the currency was trading at US$0.6592 and at the date of this report it was at US$0.6508.





UNITED KINGDOM



 Growth in the UK economy has slowed since the second half of 1994. Third quarter 1995 GDP grew at an annual rate of 2.3%, with almost all of the growth recorded in the services sector. Retail price inflation, excluding mortgages,

has risen to 3.1%, above the Bank of England's target of 2.5%.



 The UK Gilt market had a volatile quarter over the three months to the end of

October, with concerns over the inflation outlook and the Government's borrowing requirement. However, weaker growth and signs that inflation may be peaking encouraged the market towards the end of the quarter. Stronger European markets and speculation that the Bank of England may ease official interest rates could promote a further Gilt market rally.



 The Pound weakened sharply against the US dollar in August, reflecting Dollar

Bloc strength against the Yen and the Deutschemark. The Pound retraced some of its losses in the latter part of the October quarter. Over the three months to

October 31, the Pound depreciated by 1.5% and over the past twelve months it has depreciated by 3.1% against the US dollar. At the end of October, the currency was trading at US$1.5760 and at the date of this report it was at US$1.5404.



 Movements of interest rates in the Commonwealth countries since the Fund commenced operations are summarized in the table following.










                                 FEBRUARY 28, 1992

                            (COMMENCEMENT OF OPERATIONS)  OCTOBER 31, 1994  OCTOBER 31, 1995



---------------------------------------------------------------------------------------------



AUSTRALIA:





90-day Bank Bills                      7.49%                   6.78%             7.48%





10-yr Government Bonds                10.14%                  10.51%             8.78%





CANADA:





90-day Bank Bills                      7.15%                   5.50%             5.92%





10-yr Government Bonds                 8.33%                   9.09%             7.58%





NEW ZEALAND:





90-day Bank Bills                      7.48%                   8.20%             8.10%





10-yr Government Bonds                 9.23%                   9.03%             7.23%





UNITED KINGDOM:





90-day Bank Bills                     10.85%                   5.88%             6.57%





10-yr Government Bonds                 9.26%                   8.73%             7.92%



---------------------------------------------------------------------------------------------








Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.



                                     EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

-------------------------------------------------------------------

THE FIRST COMMONWEALTH FUND, INC.

PORTFOLIO OF INVESTMENTS

OCTOBER 31, 1995

-------------------------------------------------------------------







   PRINCIPAL AMOUNT

    LOCAL CURRENCY                                                VALUE

         (000)                      DESCRIPTION                   (US$)



-----------------------------------------------------------------------------












                       LONG-TERM INVESTMENTS - 93.2%

                       AUSTRALIA - 38.7%

                       GOVERNMENT AND SEMI-GOVERNMENT

                       BONDS - 26.0%

                       COMMONWEALTH OF AUSTRALIA - 15.1%





                       Australian Wool Corporation,

A$              1,000  11.50%, 11/15/95. . . . . . . . . .            761,373







                       Commonwealth of Australia,

                5,000  12.50%, 3/15/97. . . . . . . . . . .         4,032,199

                5,000   13.00%, 7/15/00. . . . . . . . . .          4,489,750

                5,000   10.00%, 10/15/02                            4,077,660

                5,000   7.50%, 7/15/05. . . . . . . . . . .         3,487,320

                5,000   10.00%, 2/15/06. . . . . . . . . .          4,094,563

                3,000   6.75%, 11/15/06                             1,943,366

                                                             ----------------



                                                                   22,886,231

                                                             ----------------





                       NEW SOUTH WALES - 8.0%







                       New South Wales Treasury Corporation,

               10,000   12.00%, 12/01/01. . . . . . . . . .         8,800,582

                5,000   7.00%, 4/01/04. . . . . . . . . . .         3,366,543

                                                             ----------------





                                                                   12,167,125

                                                             ----------------





                       SOUTH AUSTRALIA - 1.2%







                       South Australia Finance Authority,

                2,000   12.50%, 5/15/06. . . . . . . . . .          1,839,254

                                                             ----------------



                       VICTORIA - 0.6%







                       Treasury Corporation of Victoria,

                1,000   12.50%, 10/15/03. . . . . . . . . .           913,163

                                                             ----------------



                       WESTERN AUSTRALIA - 1.1%







                       Western Australia Treasury

                       Corporation,

                2,000   10.00%, 7/15/05. . . . . . . . . .          1,610,206

                                                             ----------------







                       Total Australian government and

                       semi-government bonds

                       (cost US$38,840,602). . . . . . . .         39,415,979

                                                             ----------------



                       CORPORATE BONDS - 7.2%

                       SERVICES - 7.2%

                       Australian and Overseas

                       Telecommunications Corporation,

A$              5,000   11.50%, 10/15/02. . . . . . . . . .         4,373,521

                2,000   12.00%, 5/15/06. . . . . . . . . .          1,795,084





                       First Australian National Mortgage

                       Acceptance Corporation,

                       Series 22,

                4,424   11.40%, 12/15/01. . . . . . . . . .         3,611,033







                       General Property Trust,

                1,500  8.25%, 5/31/96. . . . . . . . . . .          1,142,244

                                                             ----------------





                       Total Australian corporate bonds

                       (cost US$10,490,609). . . . . . . .         10,921,882

                                                             ----------------



                       EUROBONDS - 5.5%

                       DIVERSIFIED INDUSTRIALS - 1.4%

                       Shell Australia Limited,

                  635  12.25%, 3/07/96. . . . . . . . . . .           488,954







                       State Electricity Commission of

                        Victoria,

                  972   9.25%, 7/27/99. . . . . . . . . . .           756,799

                  500   11.00%, 4/09/02 . . . . . . . . . .           416,868

                  535   10.50%, 5/27/03. . . . . . . . . .            434,844

                                                             ----------------



                                                                    2,097,465

                                                             ----------------





                       FINANCIAL SERVICES - 2.6%

                       Commonwealth Bank of Australia,

                  975  12.75%, 1/07/98. . . . . . . . . . .           805,478





                       Export Finance & Insurance Corp.,

                  750  11.00%, 12/29/04. . . . . . . . . .            627,949





                       South Australia Finance Authority,

                  500  12.50%, 5/08/01. . . . . . . . . . .           440,139





                       State Bank of New South Wales,

                1,000  10.50%, 4/30/99. . . . . . . . . . .           806,130







                       Treasury Corporation of Victoria,

                1,000  10.50%, 12/12/01. . . . . . . . . .            816,625

                  500  9.00%, 9/04/02 . . . . . . . . . .             380,820

                                                             ----------------



                                                                    3,877,141

                                                             ----------------








-----------------------------------------------------------------------------



   PRINCIPAL AMOUNT

    LOCAL CURRENCY                                                VALUE

         (000)                      DESCRIPTION                   (US$)



-----------------------------------------------------------------------------














                       FLOATING RATE NOTES - 0.5%

A$              1,000  Repackaged Sovereign

                       Investments S.A.,

                       7.7558%, 7/28/98 (a). . . . . . . .            758,599

                                                             ----------------





                       SUPRANATIONAL - 1.0%

                       Eurofima,

                2,000  9.875%, 1/17/07. . . . . . . . . . .         1,588,715

                                                             ----------------





                       Total Australian eurobonds

                       (cost US$8,141,910). . . . . . . . .         8,321,920

                                                             ----------------







                       Total Australian long-term

                       investments

                       (cost US$57,473,121). . . . . . . .         58,659,781

                                                             ----------------





                       CANADA - 28.8%

                       GOVERNMENT AND PROVINCIAL BONDS - 16.5%

                       CANADA - 10.8%







                       Canadian Government,

C$              5,000  9.75%, 12/01/01. . . . . . . . . . .         4,164,930

                5,000  8.50%, 4/01/02                               3,950,208

                5,000  7.25%, 6/01/03. . . . . . . . . . .          3,671,108

                5,000  10.25%, 3/15/14                              4,545,624

                                                             ----------------



                                                                   16,331,870

                                                             ----------------





                       ALBERTA - 1.6%

                       City of Edmonton,

                1,000  9.625%, 2/13/12. . . . . . . . . . .           816,091







                       Province of Alberta,

                2,000  10.25%, 8/22/01. . . . . . . . . . .         1,682,793

                                                             ----------------



                                                                    2,498,884

                                                             ----------------







                       BRITISH COLUMBIA - 1.6%

                       Province of British Columbia,

                1,000  8.50%, 2/26/97. . . . . . . . . . .            762,950

                1,000  10.15%, 8/29/01                                838,047

                1,000  9.50%, 1/09/12. . . . . . . . . . .            830,976

                                                             ----------------



                                                                    2,431,973

                                                             ----------------





                       ONTARIO - 2.0%

                       Municipality of Halton,

                1,000  10.125%, 12/21/99. . . . . . . . . .           817,208







                       Province of Ontario,

                1,000  8.75%, 4/16/97. . . . . . . . . . .            766,597

                1,000  8.75%, 4/22/03                                 773,072

                1,000   7.50%, 2/07/24. . . . . . . . . . .           671,703

                                                             ----------------





                                                                    3,028,580

                                                             ----------------







                       QUEBEC - 0.5%

                       Province of Quebec,

C$              1,000  9.375%, 1/16/23. . . . . . . . . . .           775,901

                                                             ----------------





                       Total Canadian government and

                       provincial bonds

                       (cost US$26,650,833). . . . . . . .         25,067,208

                                                             ----------------



                       CORPORATE BONDS - 2.4%

                       DIVERSIFIED INDUSTRIALS - 1.3%

                       Bell Telephone Company of Canada,

                  500  10.50%, 7/15/09. . . . . . . . . . .           417,535





                       Imperial Oil Ltd.,

                1,000  9.875%, 12/15/99. . . . . . . . . .            812,184







                       Scotts Hospitality Incorporated,

                1,000  10.95%, 4/16/01. . . . . . . . . . .           835,070

                                                             ----------------



                                                                    2,064,789

                                                             ----------------





                       FINANCIAL SERVICES - 1.1%

                       Bank of Nova Scotia,

                1,000  10.35%, 7/19/01. . . . . . . . . . .           835,814





                       National Bank of Canada,

                  500  10.875%, 6/01/98. . . . . . . . . .            402,650







                       Toronto Dominion Centre,

                  500  10.70%, 5/12/98. . . . . . . . . . .           401,905

                                                             ----------------



                                                                    1,640,369

                                                             ----------------







                       Total Canadian corporate bonds

                       (cost US$3,995,799). . . . . . . . .         3,705,158

                                                             ----------------





                       EUROBONDS - 9.9%

                       DIVERSIFIED INDUSTRIALS - 0.3%

                       Procter & Gamble Company,

                  500  10.875%, 8/15/01. . . . . . . . . .            415,414

                                                             ----------------





                       FINANCIAL SERVICES - 3.0%

                       Credit Local de France,

                  500  6.75%, 3/21/06. . . . . . . . . . .            330,753





                       Ford Credit Canada Ltd.,

                2,500  9.625%, 11/20/96. . . . . . . . . .          1,911,655





                       General Electric Capital Corporation,

                  500  8.25%, 1/09/97. . . . . . . . . . .            376,355

                1,000  10.125%, 4/29/98                               793,391





                       Guinness Finance B.V.,

                  500  9.625%, 10/29/98. . . . . . . . . .            390,741







                       Prudential Funding Corporation,

                1,000  9.125%, 5/12/97. . . . . . . . . . .           761,350

                                                             ----------------





                                                                    4,564,245

                                                             ----------------








-----------------------------------------------------------------------------



   PRINCIPAL AMOUNT

    LOCAL CURRENCY                                                VALUE

         (000)                      DESCRIPTION                   (US$)



-----------------------------------------------------------------------------












                       NATURAL RESOURCES - 2.4%





                       Mobil Oil Canada Limited,

C$                300  8.125%, 1/20/98. . . . . . . . . . .           225,882





                       Ontario Hydro,

                1,000  9.00%, 6/24/02. . . . . . . . . . .            783,343

                  500  8.50%, 5/26/25                                 375,670





                       Quebec Hydro,

                  500  10.625%, 3/08/01. . . . . . . . . .            404,696

                1,500  7.00%, 6/01/04                               1,021,509







                       Tokyo Electric Power Company,

                  500  10.625%, 12/20/96. . . . . . . . . .           387,392

                  500  10.50%, 6/14/01                                411,209

                                                             ----------------





                                                                    3,609,701

                                                             ----------------





                       SERVICES - 2.2%





                       Canadian National Railway

                       Company,

                1,250  8.25%, 7/21/97. . . . . . . . . . .            938,523





                       City of Montreal,

                  500  11.25%, 3/07/96. . . . . . . . . . .           375,856

                1,000  6.375%, 2/15/01                                678,252





                       Metropolitan Municipality of Toronto,

                  750  9.625%, 5/14/02. . . . . . . . . . .           598,002







                       Province of Ontario,

                1,000  7.75%, 12/08/03. . . . . . . . . . .           729,384

                                                             ----------------



                                                                    3,320,017

                                                             ----------------





                       SUPRANATIONAL - 2.0%





                       Bayerische Vereinsbank AG,

                  500  7.25%, 7/29/99. . . . . . . . . . .            367,263





                       Canada (Cayman),

                  750  7.25%, 6/01/08. . . . . . . . . . .            506,568





                       Kingdom of Sweden,

                3,250  7.00%, 12/01/08. . . . . . . . . . .         2,168,763

                                                             ----------------



                                                                    3,042,594

                                                             ----------------







                       Total Canadian eurobonds

                       (cost US$15,371,722). . . . . . . .         14,951,971

                                                             ----------------





                       Total Canadian long-term

                       investments

                       (cost US$46,018,354). . . . . . . .         43,724,337

                                                             ----------------





                       NEW ZEALAND - 4.1%

                       GOVERNMENT BONDS - 2.4%

                       Government of New Zealand,

NZ$             3,000  10.00%, 7/15/97. . . . . . . . . . .         2,056,123

                2,000  10.00%, 3/15/02                              1,499,586

                                                             ----------------





                       Total New Zealand government

                       bonds (cost US$3,490,025). . . . . .         3,555,709

                                                             ----------------





                       CORPORATE BONDS - 1.3%

                       DIVERSIFIED INDUSTRIALS - 1.3%

                       Electricity Corporation of

                       New Zealand Ltd.,

NZ$             2,750  10.00%, 10/15/01. . . . . . . . . .          2,019,410

                                                             ----------------





                       Total New Zealand corporate bonds

                       (cost US$1,818,266). . . . . . . . .         2,019,410

                                                             ----------------





                       EUROBONDS - 0.4%

                       FINANCIAL SERVICES - 0.4%

                       Primary Industry Bank of Australia

                        Limited,

                1,000   8.25%, 3/27/00. . . . . . . . . . .           674,032

                                                              ----------------







                       Total New Zealand eurobonds

                       (cost US$589,733). . . . . . . . . .           674,032

                                                             ----------------







                       Total New Zealand long-term

                       investments

                       (cost US$5,898,024). . . . . . . . .         6,249,151

                                                             ----------------





                       UNITED KINGDOM - 21.6%

                       GOVERNMENT BONDS - 7.3%

                        United Kingdom Treasury,

(pound sterling)2,000   8.00%, 6/10/03. . . . . . . . . . .         3,187,460

                2,000   6.75%, 11/26/04                             2,912,645

                3,000   8.50%, 7/16/07. . . . . . . . . . .         4,890,525

                                                             ----------------





                       Total United Kingdom government

                       bonds (cost US$11,066,677). . . . .         10,990,630

                                                             ----------------



                       EUROBONDS - 14.3%

                       DIVERSIFIED INDUSTRIALS - 2.2%

                       Allied Domecq PLC,

                1,000  10.625%, 2/25/99. . . . . . . . . .          1,698,140





                       British Airways PLC,

                  500  10.00%, 3/02/98. . . . . . . . . . .           827,400







                       Rolls-Royce PLC,

                  500  11.625%, 7/30/98. . . . . . . . . .            862,860

                                                             ----------------



                                                                    3,388,400

                                                             ----------------







                       NATURAL RESOURCES - 1.2%

                       Thames Water Utilities Finance PLC,

                1,000  10.50%, 11/21/01. . . . . . . . . .          1,745,420

                                                             ----------------





                       SERVICES - 9.9%

                       Abbey National Treasury Services

                       PLC,

                1,250  8.00%, 4/02/03. . . . . . . . . . .          1,925,675





                       Barclays Bank PLC,

                1,000  9.875%, 5/12/49. . . . . . . . . . .         1,619,340





                       Bayerische Hypotheken--und

                       Wechsel--Bank AG,

                  500  10.25%, 2/06/97. . . . . . . . . . .           817,077








-----------------------------------------------------------------------------



   PRINCIPAL AMOUNT

    LOCAL CURRENCY                                                VALUE

         (000)                      DESCRIPTION                   (US$)



-----------------------------------------------------------------------------












(pound sterling)1,400  British Gas PLC,

                       8.875%, 7/08/08. . . . . . . . . . .         2,195,368





                       Halifax Building Society,

                1,500  11.00%, 1/17/14. . . . . . . . . . .         2,700,870





                       Lloyds Bank PLC,

                1,000  7.375%, 3/11/04. . . . . . . . . . .         1,448,029





                       Prudential Finance B.V.,

                1,000  9.375%, 6/04/07. . . . . . . . . . .         1,639,040





                       Republic of Finland,

                1,250  10.125%, 6/22/08. . . . . . . . . .          2,159,711







                       Swedish Export Credit Corp.,

                  300  10.375%, 3/08/96. . . . . . . . . .            477,528

                                                             ----------------



                                                                   14,982,638

                                                             ----------------







                       SUPRANATIONAL - 1.0%

                       Republic of Finland,

                1,000  8.00%, 4/07/03. . . . . . . . . . .          1,546,529

                                                             ----------------







                       Total United Kingdom eurobonds

                       (cost US$21,763,117). . . . . . . .         21,662,987

                                                             ----------------





                       Total United Kingdom long-term

                       investments

                       (cost US$32,829,794). . . . . . . .         32,653,617

                                                             ----------------





                       Total long-term investments

                       (cost US$142,219,293). . . . . . . .       141,286,886

                                                             ----------------





                       SHORT-TERM INVESTMENTS - 4.5%

                       AUSTRALIA - 1.6%

                       Banque National de Paris Fixed

                       Deposit,

A$              3,264  7.10%, 11/01/95

                       (cost US$2,482,106). . . . . . . . .         2,482,107

                                                             ----------------







                       CANADA - 1.2%

                       State Street Bank Time Deposit,

C$              2,451  6.50%, 11/06/95

                       (cost US$1,788,943). . . . . . . . .         1,824,093

                                                             ----------------





                       NEW ZEALAND- 0.5%

                       National Bank of New Zealand Call

                       Deposit,

NZ$             1,161  8.70%, 11/01/95

                       (cost US$768,376). . . . . . . . . .           765,431

                                                             ----------------





                       UNITED KINGDOM- 0.6%

                       State Street Bank Fixed Deposit,

(pound sterling)  539  6.50%, 11/02/95

                       (cost US$848,070). . . . . . . . . .           849,795

                                                             ----------------







US$               922  UNITED STATES- 0.6%

                       Repurchase Agreement, State

                       Street Bank and Trust Company,

                       5.78% dated 10/31/95, due

                       11/01/95 in the amount of $922,148

                        (cost $922,000;

                        collateralized by $725,000 U.S.

                        Treasury Bond, 8.875% due

                        2/15/19; value $945,603). . . . . .           922,000

                                                             ----------------





                       Total short-term investments

                       (cost US$6,809,495). . . . . . . . .         6,843,426

                                                             ----------------



                       TOTAL INVESTMENTS - 97.7%

                       (cost US$149,028,788). . . . . . . .       148,130,312







                       Other assets in excess of

                       liabilities - 2.3%. . . . . . . . .          3,524,086

                                                             ----------------





                       TOTAL NET ASSETS - 100.0%. . . . . .      $151,654,398

                                                             ----------------

                                                             ----------------




-------------------------------------------------------------------



(a) Stated interest rate in effect at 10/31/95; interest rate resets quarterly.



























See Notes to Financial Statements.

-------------------------------------------------------------------

THE FIRST COMMONWEALTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1995

-------------------------------------------------------------------










ASSETS





Investments, at value (cost $149,028,788). . . . .     $ 148,130,312





Foreign currency, at value (cost $18,135). . . . .            18,198





Cash. . . . . . . . . . . . . . . . . . . . . . .                835





Interest receivable. . . . . . . . . . . . . . . .         4,533,499





Withholding tax reclaim receivable. . . . . . . .             57,622





Deferred organization expenses. . . . . . . . . .             36,811





Prepaid expenses. . . . . . . . . . . . . . . . .             32,917

                                                       -------------



 Total assets. . . . . . . . . . . . . . . . . . .       152,810,194

                                                       -------------



LIABILITIES





Payable for investments purchased. . . . . . . . .             5,153





Dividends payable - common stock. . . . . . . . .            810,793





Investment management fee payable. . . . . . . . .            86,546





Administration fee payable. . . . . . . . . . . .             26,629





Accrued expenses and other liabilities. . . . . .            226,675

                                                       -------------







 Total liabilities. . . . . . . . . . . . . . . .          1,155,796

                                                       -------------







TOTAL NET ASSETS. . . . . . . . . . . . . . . . .      $ 151,654,398

                                                       -------------

                                                       -------------





Total net assets were composed of:

Common stock:

Par value ($.001 per share, 300,000,000 authorized,

 applicable to

 9,266,209) shares issued. . . . . . . . . . . . .     $       9,266

Paid-in capital in excess of par. . . . . . . . .        127,608,668







Preferred stock ($.001 par value per share and

 $50,000 liquidation value per share applicable to

 600 shares; Note 4). . . . . . . . . . . . . . .         30,000,000

                                                       -------------



                                                         157,617,934





Undistributed net investment income. . . . . . . .           606,190





Net unrealized depreciation on investments. . . .        (2,271,607)





Accumulated net realized foreign exchange losses.        (5,718,645)







Net unrealized foreign exchange gains. . . . . . .         1,420,526

                                                       -------------



TOTAL NET ASSETS. . . . . . . . . . . . . . . . .      $ 151,654,398

                                                       -------------

                                                       -------------





Net assets applicable to common shareholders. . .      $ 121,654,398

                                                       -------------

                                                       -------------







Net asset value per common share:

($121,654,398/9,266,209 shares of

common stock issued and outstanding). . . . . . .      $       13.13

                                                       -------------

                                                       -------------


















See Notes to Financial Statements.



-------------------------------------------------------------------

THE FIRST COMMONWEALTH FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1995

-------------------------------------------------------------------










NET INVESTMENT INCOME







Income

Interest and discount earned (net of foreign

withholding taxes of $553,607). . . . . . . . .      $ 12,998,360

                                                     ------------







Expenses

Investment management fee. . . . . . . . . . . .          947,389

Administration fee                                        291,504

Independent accountant's fees and expenses. . .           130,150

Reports to shareholders                                   127,617

Custodian's fees and expenses. . . . . . . . . .          121,489

Auction agent's fees and expenses                          94,524

Directors' fees and expenses. . . . . . . . . .            87,497

Insurance expense                                          49,065

Amortization of deferred organization expenses.            27,755

Legal fees and expenses                                    25,954

Transfer agent's fees and expenses. . . . . . .            24,335

Registration fees                                          16,229

Excise tax. . . . . . . . . . . . . . . . . . .             6,837

Miscellaneous. . . . . . . . . . . . . . . . . .           22,478

                                                     ------------





 Total operating expenses. . . . . . . . . . . .        1,972,823

                                                     ------------





Net investment income. . . . . . . . . . . . . .       11,025,537

                                                     ------------



REALIZED AND UNREALIZED GAIN (LOSS)

ON INVESTMENTS AND FOREIGN

CURRENCIES





 Net realized gain on investment transactions. .          217,129







 Net change in unrealized appreciation/

 depreciation of investments. . . . . . . . . .         8,676,748

                                                     ------------





 Net gain on investments. . . . . . . . . . . .         8,893,877

                                                     ------------





 Net increase in total net assets resulting from

 operations before net foreign exchange gains/

 losses. . . . . . . . . . . . . . . . . . . . .       19,919,414

 Net realized foreign exchange gains. . . . . .           465,362

 Net change in unrealized foreign exchange gains          892,942

                                                     ------------







NET INCREASE IN TOTAL NET ASSETS

RESULTING FROM OPERATIONS. . . . . . . . . . . .     $ 21,277,718

                                                     ------------

                                                     ------------




























See Notes to Financial Statements.

-------------------------------------------------------------------

THE FIRST COMMONWEALTH FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED OCTOBER 31, 1995

-------------------------------------------------------------------










INCREASE (DECREASE) IN CASH

(INCLUDING FOREIGN CURRENCY)







Cash flows provided by operating activities

Interest received. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 12,520,141

Operating expenses paid                                                         (1,860,292)

Purchases of short-term portfolio investments, net. . . . . . . . . . . .       (4,075,150)

Purchases of long-term portfolio investments                                   (35,319,759)

Proceeds from sales of long-term portfolio investments. . . . . . . . . .       40,163,511

Other                                                                               28,340

                                                                              ------------





 Net cash provided by operating activities. . . . . . . . . . . . . . . .       11,456,791

                                                                              ------------







Cash flows used for financing activities

Dividends paid to common shareholders. . . . . . . . . . . . . . . . . .        (9,555,205)

Dividends paid to preferred shareholders                                        (1,673,395)

Distributions paid to common shareholders. . . . . . . . . . . . . . . .          (289,661)

Distributions paid to preferred shareholders                                       (29,939)

                                                                              ------------





 Net cash used for financing activities. . . . . . . . . . . . . . . . .       (11,548,200)

                                                                              ------------







Effect of exchange rate on cash. . . . . . . . . . . . . . . . . . . . .            74,226

                                                                              ------------





Net decrease in cash. . . . . . . . . . . . . . . . . . . . . . . . . . .          (17,183)

Cash at beginning of year                                                           36,216

                                                                              ------------







 Cash at end of year. . . . . . . . . . . . . . . . . . . . . . . . . . .     $     19,033

                                                                              ------------

                                                                              ------------





RECONCILIATION OF NET INCREASE IN TOTAL NET ASSETS FROM OPERATIONS TO NET

CASH (INCLUDING FOREIGN CURRENCY) PROVIDED BY OPERATING ACTIVITIES







Net increase in total net assets resulting from operations. . . . . . . .     $ 21,277,718

                                                                              ------------



 Decrease in investments. . . . . . . . . . . . . . . . . . . . . . . . .          661,585

 Net realized gain on investment transactions. . . . . . . . . . . . . .          (217,129)

 Net realized foreign exchange gains. . . . . . . . . . . . . . . . . . .         (465,362)

 Net change in unrealized depreciation on investments. . . . . . . . . .        (8,676,748)

 Net change in unrealized foreign exchange gains. . . . . . . . . . . . .         (892,942)

 Increase in interest receivable. . . . . . . . . . . . . . . . . . . . .         (329,188)

 Decrease in receivable for investments sold. . . . . . . . . . . . . . .        3,295,906

 Net decrease in other assets. . . . . . . . . . . . . . . . . . . . . .            27,755

 Decrease in payable for investments purchased. . . . . . . . . . . . . .       (3,337,335)

 Increase in accrued expenses and other liabilities. . . . . . . . . . .           112,531

                                                                              ------------







 Total adjustments. . . . . . . . . . . . . . . . . . . . . . . . . . . .       (9,820,927)

                                                                              ------------









Net cash provided by operating activities. . . . . . . . . . . . . . .        $ 11,456,791

                                                                              ------------

                                                                              ------------




















See Notes to Financial Statements.

-------------------------------------------------------------------

THE FIRST COMMONWEALTH FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------










                                                                                                  FOR THE YEAR

                                                                                                      ENDED

                                                                                                 OCTOBER 31,1995



                                                                                                -----------------





INCREASE (DECREASE) IN TOTAL NET ASSETS

Operations

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $    11,025,537

Net realized gain on investment transactions                                                              217,129

Net change in unrealized appreciation/depreciation of investments. . . . . . . . . . . . .              8,676,748

                                                                                                   --------------





Net increase (decrease) in total net assets resulting from

operations before net foreign exchange gains/losses. . . . . . . . . . . . . . . . . . . .             19,919,414

Net realized foreign exchange gains/losses                                                                465,362

Net change in unrealized foreign exchange gains/losses. . . . . . . . . . . . . . . . . . .               892,942

                                                                                                   --------------





Net increase (decrease) in total net assets resulting from operations. . . . . . . . . . .             21,277,718

                                                                                                   --------------





Dividends and distributions to shareholders

Dividends to common shareholders from net investment income. . . . . . . . . . . . . . . .            (9,555,205)

Dividends to preferred shareholders from net investment income                                        (1,673,395)

Distributions to common shareholders from net realized gains on investment transactions. .              (289,661)

Distributions to preferred shareholders from net realized gains on investment transactions               (29,939)

                                                                                                   --------------





Net decrease in total net assets resulting from dividends and distributions to shareholders          (11,548,200)

                                                                                                   --------------





Capital stock transactions

Net asset value of 16,779 shares issued to common shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -

                                                                                                   --------------



Net increase in total net assets resulting from capital stock transactions. . . . . . . . .              -

                                                                                                   --------------





Total increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,729,518





TOTAL NET ASSETS







Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            141,924,880

                                                                                                   --------------



End of year (including undistributed net investment income of $606,190 and $457,843,

respectively). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $   151,654,398

                                                                                                -----------------

                                                                                                -----------------






                                                                                                FOR THE YEAR

                                                                                                   ENDED

                                                                                              OCTOBER 31, 1994



                                                                                             ------------------







INCREASE (DECREASE) IN TOTAL NET ASSETS

Operations

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    10,723,039

Net realized gain on investment transactions                                                          1,746,079

Net change in unrealized appreciation/depreciation of investments. . . . . . . . . . . . .         (24,120,233)

                                                                                                 --------------







Net increase (decrease) in total net assets resulting from

operations before net foreign exchange gains/losses. . . . . . . . . . . . . . . . . . . .         (11,651,115)

Net realized foreign exchange gains/losses                                                          (1,296,076)

Net change in unrealized foreign exchange gains/losses. . . . . . . . . . . . . . . . . . .          11,387,163

                                                                                                 --------------







Net increase (decrease) in total net assets resulting from operations. . . . . . . . . . .          (1,560,028)

                                                                                                 --------------







Dividends and distributions to shareholders

Dividends to common shareholders from net investment income. . . . . . . . . . . . . . . .          (9,147,592)

Dividends to preferred shareholders from net investment income                                      (1,039,036)

Distributions to common shareholders from net realized gains on investment transactions. .            (621,909)

Distributions to preferred shareholders from net realized gains on investment transactions             (73,976)

                                                                                                 --------------







Net decrease in total net assets resulting from dividends and distributions to shareholders        (10,882,513)

                                                                                                 --------------







Capital stock transactions

Net asset value of 16,779 shares issued to common shareholders in reinvestment of

dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              220,979

                                                                                                 --------------







Net increase in total net assets resulting from capital stock transactions. . . . . . . . .             220,979

                                                                                                 --------------



Total increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (12,221,562)





TOTAL NET ASSETS









Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          154,146,442

                                                                                                 --------------











End of year (including undistributed net investment income of $606,190 and $457,843,

respectively). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   141,924,880

                                                                                             ------------------

                                                                                             ------------------








































See Notes to Financial Statements.

-------------------------------------------------------------------

THE FIRST COMMONWEALTH FUND, INC.

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------










                                                                       FOR THE YEAR         FOR THE YEAR

                                                                          ENDED                ENDED

                                                                     OCTOBER 31, 1995     OCTOBER 31, 1994

PER SHARE OPERATING PERFORMANCE:

                                                                    ------------------  --------------------





Net asset value per common share, beginning of period. . . . . . .        $     12.08          $      13.42

                                                                          ------------         -------------





Net investment income. . . . . . . . . . . . . . . . . . . . . . .                1.19                  1.16

Net realized and unrealized gain (loss) on investments and foreign

currencies. . . . . . . . . . . . . . . . . . . . . . . . . . . .                 1.10                 (1.33)

                                                                          ------------         -------------

Total from investment operations                                                  2.29                 (0.17)

                                                                          ------------         -------------



Dividends from net investment income to common shareholders. . . .               (1.03)                (0.98)

Dividends from net investment income to preferred shareholders. .                (0.18)                (0.11)

Distributions in excess of net investment income. . . . . . . . .              --                   --

Distributions from net realized gains on investment transactions to

common shareholders. . . . . . . . . . . . . . . . . . . . . . . .               (0.03)                (0.07)

Distributions from net realized gains on investment transactions to

preferred shareholders. . . . . . . . . . . . . . . . . . . . . .              --                      (0.01)

                                                                          ------------         -------------





 Total dividends and distributions. . . . . . . . . . . . . . . .                (1.24)                (1.17)

                                                                          ------------         -------------





Capital charge in respect to issuance of preferred shares. . . . .             --                   --

                                                                          ------------         -------------



Net asset value per common share, end of period. . . . . . . . . .        $     13.13          $      12.08

                                                                          ------------         -------------

                                                                          ------------         -------------





Market value, end of period. . . . . . . . . . . . . . . . . . . .        $     11.38          $      10.38

                                                                          ------------         -------------

                                                                          ------------         -------------



Number of shares of common stock outstanding (000 omitted). . . .                9,266                 9,266



TOTAL INVESTMENT RETURN BASED ON:(1)



Market value. . . . . . . . . . . . . . . . . . . . . . . . . . .                20.72%               (10.19%)



Net asset value. . . . . . . . . . . . . . . . . . . . . . . . . .               19.67%                (1.63%)



RATIOS TO AVERAGE NET ASSETS OF

COMMON SHAREHOLDERS(3)/SUPPLEMENTARY

DATA:



Net assets of common shareholders, end of period

(000 omitted). . . . . . . . . . . . . . . . . . . . . . . . . . .        $    121,654          $    111,925



Average net assets of common shareholders (000 omitted). . . . . .             115,277               118,336



Operating expenses. . . . . . . . . . . . . . . . . . . . . . . .                 1.71%                 1.75%



Net investment income before preferred stock dividends. . . . . .                 9.56%                 9.06%



Net investment income available to common shareholders. . . . . .                 8.09%                 8.12%



Preferred stock dividends and distributions. . . . . . . . . . . .                1.48%                 0.94%



Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . . .                   23%                   34%



Senior securities (preferred stock) outstanding (000 omitted). . .        $     30,000          $     30,000



Asset coverage on preferred stock at period end. . . . . . . . . .                 505%                  473%



---------------------------------------------------------------------------------------------------------------





                                                                                              FOR THE PERIOD

                                                                        FOR THE YEAR           FEBRUARY 28,

                                                                           ENDED              1992* THROUGH

                                                                      OCTOBER 31, 1993       OCTOBER 31, 1992

PER SHARE OPERATING PERFORMANCE:

                                                                    --------------------  -------------------







Net asset value per common share, beginning of period. . . . . . .         $      13.00      $         13.89+

                                                                           -------------     ----------------





Net investment income. . . . . . . . . . . . . . . . . . . . . . .                  1.19                 0.83

Net realized and unrealized gain (loss) on investments and foreign

currencies. . . . . . . . . . . . . . . . . . . . . . . . . . . .                   0.55                (0.76)

                                                                           -------------     ----------------

Total from investment operations                                                    1.74                 0.07

                                                                           -------------     ----------------





Dividends from net investment income to common shareholders. . . .                 (0.96)               (0.80)

Dividends from net investment income to preferred shareholders. .                  (0.08)               (0.03)

Distributions in excess of net investment income. . . . . . . . .               --                      (0.04)

Distributions from net realized gains on investment transactions to

common shareholders. . . . . . . . . . . . . . . . . . . . . . . .                 (0.26)           --

Distributions from net realized gains on investment transactions to

preferred shareholders. . . . . . . . . . . . . . . . . . . . . .                  (0.02)           --

                                                                           -------------     ----------------







 Total dividends and distributions. . . . . . . . . . . . . . . .                  (1.32)               (0.87)

                                                                           -------------     ----------------







Capital charge in respect to issuance of preferred shares. . . . .              --                      (0.09)

                                                                           -------------     ----------------









Net asset value per common share, end of period. . . . . . . . . .         $      13.42      $         13.00

                                                                           -------------     ----------------

                                                                           -------------     ----------------









Market value, end of period. . . . . . . . . . . . . . . . . . . .         $      12.63      $         13.50

                                                                           -------------     ----------------

                                                                           -------------     ----------------





Number of shares of common stock outstanding (000 omitted). . . .                  9,249                9,176



TOTAL INVESTMENT RETURN BASED ON:(1)



Market value. . . . . . . . . . . . . . . . . . . . . . . . . . .                   2.65%               (4.50%)(2)



Net asset value. . . . . . . . . . . . . . . . . . . . . . . . . .                 13.31%               (0.69%)(2)



RATIOS TO AVERAGE NET ASSETS OF

COMMON SHAREHOLDERS(3)/SUPPLEMENTARY

DATA:



Net assets of common shareholders, end of period

(000 omitted). . . . . . . . . . . . . . . . . . . . . . . . . . .         $     124,146      $       119,302



Average net assets of common shareholders (000 omitted). . . . . .               121,323              125,794



Operating expenses. . . . . . . . . . . . . . . . . . . . . . . .                   1.73%                1.59%(4)



Net investment income before preferred stock dividends. . . . . .                   9.03%                8.72%(4)



Net investment income available to common shareholders. . . . . .                   8.25%                8.43%(4)



Preferred stock dividends and distributions. . . . . . . . . . . .                  0.78%                0.29%(4)



Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . . .                     41%                  18%



Senior securities (preferred stock) outstanding (000 omitted). . .         $      30,000      $        30,000



Asset coverage on preferred stock at period end. . . . . . . . . .                   514%                 498%



-------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the

 Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2)Total investment returns for periods of less than one full year are not annualized.

(3)Ratios are calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.

(4)Annualized.



*Commencement of investment operations.

+Net of offering costs of $0.16 charged to paid-in capital in respect to issuance of common shares.



See Notes to Financial Statements.

-------------------------------------------------------------------

THE FIRST COMMONWEALTH FUND, INC.



NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------

The First Commonwealth Fund, Inc. (the "Fund") was incorporated in Maryland on

June 28, 1991, as a closed- end, nondiversified investment company. The Fund had no operations prior to February 28, 1992 other than the sale to EquitiLink

International Management Limited (the "Investment Manager") of 7,120 shares of

Common Stock for $100,036 on February 18, 1992.



The Fund's investment objective is to provide high current income by investing in high-grade fixed-income securities denominated in the currencies of

Australia, Canada, New Zealand and the United Kingdom (the "Commonwealth

Currencies"). The Fund may also achieve incidental capital appreciation. It is expected that normally all of the Fund's assets will be invested in a portfolio of securities issued or guaranteed by the governments, provinces and states of

Australia, Canada, New Zealand and the United Kingdom as well as securities issued by corporations domiciled in those countries. The Fund will, under normal circumstances, invest in debt securities in at least three of these currencies and will not hold more than 50% of its assets in securities denominated in any one Commonwealth Currency. At least 75% of the Fund's investments will be rated,

at the time of investment, not less than Aa by Moody's or AA by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality. The remainder of the Fund's investments will be rated no less than A2 or A by those rating agencies or, if unrated, judged by the

Investment Manager to be of equivalent quality. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.



NOTE 1. ACCOUNTING

POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.



Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the

United States dollar as both the functional and reporting currency. However, the

Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).



Foreign Currency Translation: Australian dollar ("A$"), Canadian dollar ("C$"),

New Zealand dollar ("NZ$") and United Kingdom pound ("(pound sterling)") amounts are translated into United States dollars on the following basis:



   (i) market value of investment securities, other assets and liabilities - at the closing rates of exchange as reported by a major bank;



   (ii) purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.



 The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end.

Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period.



 Net realized foreign exchange gain of $465,362 for the year ended October 31,

1995 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain of $892,942 for the year ended October 31, 1995 includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in exchange rates.



 Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US dollar.



 The exchange rates used by the Fund of the Commonwealth Currencies on October

31, 1995 were US$0.7605 to A$1.00, US$0.7443 to C$1.00, US$0.6592 to NZ$1.00,

and US$1.5760 to (pound sterling)1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value in good faith using methods determined by or under the direction of the Fund's Board of Directors.



 Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.



 In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the

Fund may be delayed or limited.



Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis.

Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield basis over the estimated lives of the respective securities.



Dividends: Dividends and distributions are recorded on the ex-dividend date and are determined based upon tax basis net investment income and capital and currency gains of the Fund. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in

Note 4.



Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position

93-2 Determination, Disclosure, and Financial Statement Presentation of Income,

Capital Gain, and Return of Capital Distributions by Investment Companies. For

the year ended October 31, 1995, the Fund increased undistributed net investment income by $351,411, decreased accumulated net realized gain on investments by

$12,605, and increased accumulated net realized foreign exchange loss by

$25,564, resulting in a decrease to paid-in capital in excess of par of

$313,242. Net investment income, net realized and unrealized losses on investments and net assets were not affected by this change. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets at October 31, 1995 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.



Taxes: For Federal income and excise tax purposes, substantially all of the

Fund's transactions are accounted for using the functional currencies.

Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another

Commonwealth Currency are recognized for tax purposes.



 No provision has been made for United States Federal income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue

Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.



Deferred Organization Expenses: A total of $138,857 was incurred in connection with the organization of the Fund. These costs were deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.



Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net

Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

NOTE 2. AGREEMENTS

The Fund has agreements with EquitiLink International Management Limited (the

"Investment Manager"), EquitiLink Australia Limited (the "Investment Adviser"),

and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager

and the Investment Adviser are affiliated companies. The Investment Manager has entered into an agreement with Wood Gundy, Inc. (the "Consultant").



 The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment

Adviser and the Consultant, including the selection of and placement of orders with brokers and dealers to execute portfolio transactions on behalf of the

Fund.



 The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.



The Investment Manager informed the Fund that it paid $350,926 to the Investment

Adviser and $12,266 to the Consultant during the year ended October 31, 1995.



NOTE 3. PORTFOLIO

SECURITIES



Purchases and sales of investment securities, other than short-term investments,

for the year ended October 31, 1995 aggregated $31,981,330 and $36,871,702,

respectively.



The United States Federal income tax basis of the Fund's investments at October

31, 1995 was $150,421,887 and accordingly, net unrealized depreciation for United

States Federal income tax purposes was $2,291,575 (gross unrealized appreciation

 $2,304,128; gross unrealized depreciation  $4,595,703).



NOTE 4. CAPITAL



 There are 300 million shares of $.001 par value Common Stock authorized. Of the

9,266,209 shares outstanding at October 31, 1995, the Investment Manager owned

7,120 shares.



 There are 100 million shares of $.001 par value of Preferred Stock authorized.

The preferred shares have rights as determined by the Board of Directors. The

600 shares of Auction Market Preferred Stock ("Preferred Stock") outstanding consists of one series, W-7. The Preferred Stock has a liquidation value of

$50,000 per share plus any accumulated but unpaid dividends whether or not declared.



 Dividends on the preferred stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.70%

to 6.05% during the year ended October 31, 1995. Under the Investment Company

Act of 1940, the Fund may not declare dividends or make other distributions on shares of Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.



 The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at

$50,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.



 The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of Common Stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.



NOTE 5. SUBSEQUENT EVENTS/DIVIDENDS

(UNAUDITED)



On November 28, 1995 and December 27, 1995, the Board of Directors of the Fund

declared dividends from undistributed net investment income of $0.0875 and
$0.0875

per common share payable on December 15, 1995 and January 12, 1996 to common shareholders of record on November 30, 1995 and December 29, 1995, respectively.



Subsequent to October 31, 1995, dividends and distributions declared and paid on preferred shares totaled approximately $191,124 for the outstanding preferred share series through December 15, 1995.

NOTE 6.

QUARTERLY DATA (UNAUDITED)























                       NET INVESTMENT

                           INCOME



                      -----------------



                                  PER

QUARTERLY    TOTAL               COMMON

  PERIOD     INCOME     AMOUNT   SHARE



---------- ---------- ---------- ------






11/1/93 to

1/31/94    $3,169,106 $2,625,833 $0.28





2/1/94 to

4/30/94     3,075,055  2,520,439  0.27





5/1/94 to

7/31/94     3,262,146  2,744,983  0.30





8/1/94 to

10/31/94    3,282,415  2,831,784  0.31





11/1/94 to

1/31/95     3,330,516  2,823,173  0.30





2/1/95 to

4/30/95     3,149,832  2,670,883  0.29





5/1/95 to

7/31/95     3,250,344  2,735,857  0.30





8/1/95 to

10/31/95    3,267,668  2,795,624  0.30
















            NET REALIZED AND      NET INCREASE

               UNREALIZED          (DECREASE)

            GAINS (LOSSES) ON     IN NET ASSETS

             INVESTMENTS AND     RESULTING FROM

           FOREIGN CURRENCIES      OPERATIONS



           ------------------- -------------------



                         PER                 PER

QUARTERLY               COMMON              COMMON

  PERIOD     AMOUNT     SHARE    AMOUNT     SHARE



---------- -----------  ------ -----------  ------






11/1/93 to

1/31/94     $7,439,520  $0.81  $10,065,353  $1.09





2/1/94 to

4/30/94    (16,190,047) (1.75) (13,669,608) (1.48)





5/1/94 to

7/31/94     (3,843,880) (0.42)  (1,098,897) (0.12)





8/1/94 to

10/31/94       311,340   0.03    3,143,124   0.34





11/1/94 to

1/31/95     (1,432,880) (0.15)   1,390,293   0.15





2/1/95 to

4/30/95      4,354,870   0.47    7,025,753   0.76





5/1/95 to

7/31/95      1,353,900   0.14    4,089,757   0.44





8/1/95 to

10/31/95     5,976,291   0.64    8,771,915   0.94






           -------------------------------------

                DIVIDENDS AND DISTRIBUTIONS

           -------------------------------------

              COMMON SHARES     PREFERRED SHARES



           -------------------------------------



                         PER               PER

QUARTERLY              COMMON            COMMON

  PERIOD     AMOUNT     SHARE   AMOUNT    SHARE



---------- ----------- ------- --------- -------






11/1/93 to

1/31/94     $2,474,122 $0.27    $230,430 $0.02





2/1/94 to

4/30/94      2,430,809  0.26     248,898  0.03





5/1/94 to

7/31/94      2,432,293  0.26     299,082  0.03





8/1/94 to

10/31/94     2,432,277  0.26     334,602  0.04





11/1/94 to

1/31/95      2,548,087  0.27     419,502  0.05





2/1/95 to

4/30/95      2,432,273  0.27     403,410  0.04





5/1/95 to

7/31/95      2,432,251  0.26     433,788  0.04





8/1/95 to

10/31/95     2,432,255  0.26     446,634  0.05
















                COMMON

            SHARE PRICE ON

             THE NEW YORK

                STOCK

               EXCHANGE



           ----------------





QUARTERLY

  PERIOD    HIGH       LOW



---------- -------   -------






11/1/93 to

1/31/94     $13 3/8  $12 1/4





2/1/94 to

4/30/94     13 1/2    10 3/4





5/1/94 to

7/31/94       12      11





8/1/94 to

10/31/94      12      10 3/8





11/1/94 to

1/31/95     10 3/4     9 5/8





2/1/95 to

4/30/95     10 3/4     10 1/8





5/1/95 to

7/31/95     11 1/2     10 3/8





8/1/95 to

10/31/95    11 3/4     11






-------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

-------------------------------------------------------------------



To the Shareholders and the Board of Directors of

The First Commonwealth Fund, Inc.









 In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly,

in all material respects, the financial position of The First Commonwealth Fund,

Inc. (the "Fund") at October 31, 1995, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 28, 1992

(commencement of operations) through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.









Price Waterhouse LLP

1177 Avenue of the Americas

New York, New York 10036

December 11, 1995

-------------------------------------------------------------------

              FEDERAL TAX INFORMATION: DIVIDENDS AND DISTRIBUTIONS

-------------------------------------------------------------------



During the year ended October 31, 1995, 96.39% of the ordinary income distributions paid monthly by the Fund qualifies as foreign source income.

Additionally, 4.90% of the ordinary income distributions was attributable to foreign withholding taxes.



The foreign taxes paid or withheld represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid.



The following table summarizes the long-term capital gain distributions paid by the Fund during the year.










COMMON SHAREHOLDERS







RECORD DATE                 PAYABLE DATE        PER SHARE AMOUNT



12/30/94                      1/13/95               $0.01250

9/29/95                       10/13/95              $0.01876







PREFERRED SHAREHOLDERS







MONTH PAID                PER SHARE AMOUNT



10/95                          $49.90


















                             ADDITIONAL INFORMATION



During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. Fund manager, James Blair,

joined EquitiLink from SBC Funds management. James has significant experience in international fixed-income management. He has three years investment experience.

DIRECTORS

Sir Roden Cutler

David Lindsay Elsum

Rt. Hon. Malcolm Fraser

Laurence S. Freedman

Michael Gleeson-White

Michael R. Horsburgh

Roger C. Maddock

David Manor

William J. Potter

Peter D. Sacks

Anton E. Schrafl

E. Duff Scott

John T. Sheehy

Brian M. Sherman

Warren C. Smith



OFFICERS

Laurence S. Freedman, President

Brian M. Sherman, Vice President

David Manor, Treasurer

Roy M. Randall, Secretary

David R. Andrews, Chief Economic Analyst

Ouma Sananikone-Fletcher, Deputy Treasurer

Allan S. Mostoff, Assistant Secretary

Margaret A. Bancroft, Assistant Secretary



Notice is hereby given in accordance with Section 23(c) of the Investment

Company Act of 1940 that the Fund may

purchase, from time to time, shares of its common stock in the open market.